SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) is March 14, 2005

ENDAVO MEDIA AND COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16381	87-0642448
(State or other jurisdiction of incorporation or jurisdiction)	(Commission File Number)	(IRS Employer Identification Number)

50 West Broadway, Suite 400, Salt Lake City, Utah	84101
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (801) 297-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant's Certifying Accountant.

On March 14, 2005, the board of directors, acting in the capacity of the Audit Committee, of Endavo Media and Communications, Inc. (the “Company”) approved a change in auditors to audit its financial statements. The Company appointed Hein & Associates, LLP to serve as the Company’s independent certified public accountants, effective March 14, 2005. Hein & Associates, LLP will replace Tanner & Co., P.C. The reports of Tanner & Co., P.C. for each of the fiscal years ending December 31, 2003 and December 31, 2002 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. However, the report of Tanner & Co., P.C. was qualified with respect to uncertainty as to the Company's ability to continue as a going concern. There were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-B) with Tanner & Co., P.C. at any time during the period described above regarding any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that if not resolved to the satisfaction of Tanner & Co., P.C., would have caused it to make reference to such disagreements in its reports. In addition, during the same periods, no “reportable events” (as such term is defined in Item 304(a)(1)(v)(A) through (E) of Regulation S-B and its related instructions) arose in the context of the Company’s relationship with Tanner & Co., P.C.

During each of the two most recent fiscal years, neither the Company nor anyone on its behalf consulted with Hein & Associates, LLP with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the type of audit opinion that might be rendered on the Company's financial statements, the application of accounting principles applied to a specified transaction or any matter that was the subject of a disagreement or a “reportable event” as defined in Item 304(a)(1) of Regulation S-B and its related instructions.

Tanner & Co., P.C. has reviewed the disclosures contained in this Form 8-K report. Tanner & Co., P.C. has furnished the Company with a letter addressed to the Securities and Exchange Commission, a copy of which is attached as Exhibit 16.1, in accordance with Item 304(a)(3) of Regulation S-B, indicating that it agrees with the above disclosure or providing any new information, clarifying the Company's disclosures herein, or stating any reason why Tanner & Co., P.C. does not agree with any statements made by the Company in this report.

Item 9.01. Financial Statements and Exhibits.

9.01(c) Index to Exhibits

Exhibit No.	Item
16.1	Letter from Tanner & Co., P.C., certified public accountants, to the Securities and Exchange Commission dated April 5, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDAVO MEDIA AND COMMUNICATIONS, INC.

Date: April 5, 2005	/s/ Paul D. Hamm
Paul D. Hamm, President and Chief Executive Officer